UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
December 23, 2025

NEOGENOMICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-35756	74-2897368
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9490 NeoGenomics Way,	Fort Myers,	Florida	33912
(Address of principal executive offices)			(Zip Code)
(239) 768-0600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:	Trading Symbol(s):	Name of each exchange on which registered:
Common Stock, par value $0.001 per share	NEO	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 23, 2025, the Board of Directors (the "Board") of NeoGenomics, Inc. (the "Company") accepted the resignation of Dr. Alison L. Hannah as a director of the Company effective December 31, 2025.
On December 23, 2025, the Board of the Company appointed Jack Kenny as a member of the Board effective January 1, 2026 to fill the vacancy created by Dr. Hannah's resignation.
Mr. Kenny will serve as a member of the Board until the 2026 annual meeting of stockholders of the Company or until his resignation or removal and otherwise until his successor is elected. Mr. Kenny will receive compensation for his service as an independent director consistent with the Company's director compensation program previously disclosed in the Company's definitive proxy statement for its 2025 annual meeting of stockholders. There are no transactions in which Mr. Kenny has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure
On December 29, 2025, the Company issued a press release regarding the foregoing, which is attached to the Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.
This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Exhibits.

	99.1	Press Release of NeoGenomics, Inc. dated December 29, 2025
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOGENOMICS, INC.

Date:	December 30, 2025	By:	/s/ Alicia C. Olivo
Alicia C. Olivo
EVP, General Counsel & Business Development
and Corporate Secretary